SECURITY AGREEMENT


     THIS  SECURITY  AGREEMENT (this "Security Agreement") is entered into as of
                                      ------------------
August  30,  1999 among RACING CHAMPIONS, INC., an Illinois corporation ("RCI");
                                                                          ---
RACING CHAMPIONS SOUTH, INC., a North Carolina corporation ("RCS") (each of RCI and RCS individually a "U.S. Borrower" and, collectively, the "U.S. Borrowers");
                        -------------                          --------------
RACING CHAMPIONS WORLDWIDE LIMITED, a corporation organized under the laws of the United Kingdom (the "U.K. Borrower"); together with the U.S. Borrowers, the
                          -------------
"Borrowers";  the  Domestic  Subsidiaries  of  the  Borrower  indicated  on  the
 ---------
signature  pages  hereto  (individually  a  "Guarantor"  and  collectively  the
                                             ---------
"Guarantors";  together  with  the  Borrowers,  individually  an  "Obligor"  and
 ----------                                                        -------
collectively  the "Obligors"); and FIRST UNION NATIONAL BANK, in its capacity as
                   --------
administrative  agent  (in  such  capacity,  the "Administrative Agent") for the
                                                  --------------------
lenders from time to time party to the Credit Agreement described below (the "Lenders").
   -----


                                 R E C I T A L S
                                 ---------------

     WHEREAS, pursuant to that certain Credit Agreement dated as of April 13, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrowers, the Guarantors, the Lenders and the
 -----------------
Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrowers, Guarantors, the Lenders and the Administrative Agent have entered in the First Amendment to Credit Agreement dated as of the date hereof pursuant to which certain terms and conditions of the Credit Agreement were amended thereby; and

     WHEREAS, it is a condition precedent to the effectiveness of the First Amendment to Credit Agreement and to the continued obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement, as amended, that the Obligors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Definitions.
            -----------

     (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of North Carolina on the date hereof (the "UCC") are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory, Investment
Property  and  Proceeds.  For  purposes  of  this  Security  Agreement, the term

"Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with the Borrowers.

          (b) In addition, the following terms shall have the following meanings:

          "Copyright  Licenses":  any  written  agreement, naming any Obligor as
           -------------------
licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement.
                                --------------

          "Copyrights":  (a)  all  registered  United  States  copyrights in all
           ----------
Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement, and (b) all renewals thereof
    --------------
including,  without  limitation, any thereof referred to in Schedule 3.16 to the
                                                            -------------
Credit  Agreement.

          "Patent  License":  all agreements, whether written or oral, providing
           ---------------
for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement.
                  --------------

          "Patents":  (a)  all  letters patent of the United States or any other
           -------
country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement, and (b) all
                              -------------
applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit
                                                     -------------
Agreement.

          "Secured  Obligations":  the  collective  reference  to the following:
           --------------------

          (a) In the case of each Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Security Agreement and the other Credit Documents to which the Borrower is a party;

          (b) In the case of the Guarantors, the prompt performance and observance by the Guarantors of all obligations of the Guarantors under the Credit Agreement, this Security Agreement and the other Credit Documents to which any Guarantor is a party, including, without limitation, its guaranty obligations arising under Article X of the Credit Agreement; and

          (c) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing from any Obligor to any Lender or the Administrative Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under Hedging Agreements and all obligations and liabilities incurred in connection with collecting and enforcing the Secured Obligations.

          "Trademark  License":  means any agreement, written or oral, providing
           ------------------
for the grant by or to an Obligor of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit
                                                     -------------
Agreement.

          "Trademarks":  (a)  all  trademarks,  trade  names,  corporate  names,
           ----------
company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith (excluding intent to use trademark applications), whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3.16 to the Credit Agreement, and (b) all renewals
                  --------------
thereof.

          "Work":  any work which is subject to copyright protection pursuant to
           ----
Title  17  of  the  United  States  Code.

     2.     Grant  of Security Interest in the Collateral.  To secure the prompt
            ---------------------------------------------
payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):
                      ----------

          (a)     all  Accounts;

          (b)     all  Chattel  Paper;

          (c)     all  Copyrights;

          (d)     all  Copyright  Licenses;

          (e)     all  Deposit  Accounts;

          (f)     all  Documents;

          (g)     all  Equipment;

          (h)     all  Fixtures;

          (i)     all  General  Intangibles;

          (j)     all  Instruments;

          (k)     all  Inventory;

          (l)     all  Investment  Property;

          (m)     all  Patents;

          (n)     all  Patent  Licenses;

          (o)     all  Trademarks;

          (p)     all  Trademark  Licenses;

          (q) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (r) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

     The Obligors and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

     3.     Provisions  Relating  to  Accounts.
            ----------------------------------

     (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) Once during each calendar year or at any time after the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

     4.     Representations  and  Warranties. Each Obligor hereby represents and
            --------------------------------
warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

          (a)     Chief Executive Office; Books & Records.  Each Obligor's chief
                  ---------------------------------------
executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 3.19(c) to the Credit
                                                  ----------------
Agreement,  and  each  Obligor  keeps  its  books and records at such locations.

          (b)     Location  of Collateral.  The location of all Collateral owned
                  -----------------------
by  each  Obligor  is  as  shown  on  Schedule  3.19(b) to the Credit Agreement.
                                      -----------------

          (c)     Ownership.  Each  Obligor is the legal and beneficial owner of
                  ---------
its Collateral and has the right to pledge, sell, assign or transfer the same. Each Obligor's legal name is as shown in this Security Agreement and no Obligor has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename not disclosed on Schedule 3.16 to the Credit Agreement.
    --------------

          (d)     Security Interest/Priority.  This Security Agreement creates a
                  --------------------------
valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral of such Obligor and, when properly perfected by filing or otherwise, shall constitute a valid perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC, free and clear of all Liens except for Permitted Liens.

          (e)     Farm  Products.  None of the Collateral constitutes, or is the
                  --------------
Proceeds  of,  Farm  Products.

          (f)     Accounts.  (i) Each Account of the Obligors and the papers and
                  --------
documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to the account debtor named therein, (iii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been heretofore endorsed over and delivered to the Administrative Agent and (iv) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

          (g)     Inventory.  No  Inventory  is  held  by an Obligor pursuant to
                  ---------
consignment,  sale  or  return,  sale  on  approval  or  similar  arrangement.

          (h)     Intellectual  Property.
                  ----------------------

          (i)     Schedule 3.16 to the Credit Agreement includes all Copyrights,
                  -------------
Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses owned by the Obligors in their own names as of the date hereof and all tradenames used by the Obligors as of the date hereof.

          (ii) To the best of each Obligor's knowledge, each Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned, and such Obligor is legally entitled to use each of its tradenames.

          (iii)     Except  as  set  forth  in  Schedule  3.16  to  the  Credit
                                                --------------
Agreement, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

          (iv) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

          (v) To the best of each Obligor's knowledge, no action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

          (vi) To the best of each Obligor's knowledge, all applications pertaining to the Copyrights, Patents and Trademarks of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable.

          (vii) No Obligor has made any assignment or agreement in conflict with the security interest of the Administrative Agent in the Copyrights, Patents or Trademarks of each Obligor hereunder.

     5.     Covenants.  Each  Obligor  covenants  that,  so  long  as any of the
            ---------
Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Obligor shall:

          (a)     Other  Liens.  Defend  the  Collateral  against the claims and
                  ------------
demands of all other parties claiming an interest therein other than Permitted Liens, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

          (b)     Preservation  of  Collateral.  Keep  the  Collateral  in  good
                  ----------------------------
order, condition and repair and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

          (c)     Instruments/Chattel  Paper/Documents.  If  any  amount payable
                  ------------------------------------
under or in connection with any of the Collateral in an amount in excess of $500,000 shall be or become evidenced by any Instrument or Chattel Paper, or if any Property comprising Collateral in an amount in excess of $500,000 shall be stored or shipped subject to a Document, immediately notify the Administrative Agent of the existence thereof, and upon the Administrative Agent's request, deliver such Instrument, Chattel Paper or Document to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement.

          (d)     Change  in  Location.  Not,  without  providing  30 days prior
                  --------------------
written notice to the Administrative Agent and without filing such amendments to any previously filed financing statements as the Administrative Agent may require, (a) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on
Schedule  3.19(c)  to  the  Credit  Agreement,  (b)  change  the location of its
 ----------------
Collateral  from the locations set forth for such Obligor on Schedule 3.16(b) to
                                                             ----------------
the Credit Agreement, or (c) change its name, be party to a merger, consolidation or other change in structure or use any tradename other than as disclosed on Schedule 3.19 to the Credit Agreement or in connection with mergers or consolidations allowed pursuant to the Credit Agreement.

          (e)     Inspection.  Upon  reasonable  notice,  and  during reasonable
                  ----------
hours, at all times allow the Administrative Agent or its representatives to visit and inspect the Collateral as set forth in Section 5.6 of the Credit Agreement.

          (f)     Perfection  of  Security Interest.  Execute and deliver to the
                  ---------------------------------
Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(i) attached hereto, (C) with regard to Patents, a
               -----------------
Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached
                                                      -----------------
hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto, (ii) to consummate the
               -------------------
transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Obligor agrees that the Administrative Agent may file one or more financing statements disclosing the Administrative Agent's security interest in any or all of the Collateral of such Obligor without, to the extent permitted by law, such Obligor's signature thereon, and further each Obligor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Obligor's attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document, any Letter of Credit or any Hedging Agreement shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Obligor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than North Carolina becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of an Obligor's agents and the Administrative Agent so requests, such Obligor agrees to notify such agents in writing of the Administrative Agent's security interest therein and, upon the Administrative Agent's request, instruct them to hold all such Collateral for the Lenders' account and subject to the Administrative Agent's instructions. Each Obligor agrees to mark its books and records to reflect the security interest of the Administrative Agent in the Collateral.

          (g)     Treatment of Accounts.  Upon an Event of Default, not grant or
                  ---------------------
extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business.

          (h)     Covenants  Relating  to  Copyrights.
                  -----------------------------------

          (i) Employ the Copyright for each Work with such notice of copyright as may be required by law to secure copyright protection.

          (ii) Not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

          (iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder.

          (i)     Covenants  Relating  to  Patents  and  Trademarks.
                  -------------------------------------------------

          (i) (A) Continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such material Trademark, (C) employ such material Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated.

          (ii) Not do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

          (iii) Notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any material Patent or material Trademark or its right to register the same or to keep and maintain the same.

          (iv) Whenever an Obligor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, an Obligor shall report such filing to the Administrative Agent and the Lenders within 45 days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of an Obligor relating thereto or represented thereby.

          (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Patents and material Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (vi) Promptly notify the Administrative Agent and the Lenders after it learns that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and promptly take such actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

          (vii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Obligor hereunder.

          (j)     New  Patents,  Copyrights  and  Trademarks.  Provided  the
                  ------------------------------------------
Administrative Agent within 45 days after the last day of the fiscal quarter in which such filing occurs with (i) a listing of all applications filed with any United States filing office, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications), which new applications and issued registrations or letters shall be subject to the terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Security Interest in Trademarks or (D) such other duly executed documents as the Administrative Agent may request in a form acceptable to counsel for the Administrative Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

          (k)     Insurance.  Insure,  repair and replace the Collateral of such
                  ---------
Obligor as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.

     6.     Advances  by  Lenders.  On  failure of any Obligor to perform any of
            ---------------------
the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent or the Lenders may make for the protection of the security hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 2.7 of the Credit Agreement. No such performance of any covenant or agreement by the Administrative Agent or the Lenders on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, the other Credit Documents or any Hedging Agreement. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     7.     Events  of  Default.
            -------------------

     The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "Event
                                                                           -----
of  Default").
-----------

     8.     Remedies.
            --------

     (a)     General  Remedies.  Upon  the occurrence of an Event of Default and
             -----------------
during continuation thereof, the Lenders shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in the Hedging Agreements or by law (including, but not limited to, the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected
Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or
(v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any and all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). In addition to all other sums due the Administrative Agent and the Lenders with respect to the Secured Obligations, the Obligors shall pay the Administrative Agent and each of the Lenders all reasonable documented costs and expenses incurred by the Administrative Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Lenders or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrowers in accordance with the notice provisions of Section 9.2 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent and the Lenders may further postpone such sale by announcement made at such time and place.

          (b)     Remedies  relating  to  Accounts.  Upon  the  occurrence of an
                  --------------------------------
Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, each Obligor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent. In addition, the Administrative Agent or its designee may notify any Obligor's customers and account debtors that the Accounts of such Obligor have been assigned to the Administrative Agent or of the Administrative Agent's security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including, without limitation, by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent's own convenience and that such Obligor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. The Administrative Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Administrative Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Administrative Agent or the Lenders (each, an "Indemnified Party") because of
                                                  -----------------
the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

          (c)     Access.  In  addition  to  the  rights and remedies hereunder,
                  ------
upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

          (d)     Nonexclusive  Nature  of  Remedies.  Failure  by  the
                  ----------------------------------
Administrative Agent or the Lenders to exercise any right, remedy or option under this Security Agreement, any other

Credit Document, any Hedging Agreement or as provided by law, or any delay by the Administrative Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Lenders, nor any party acting as attorney for the Administrative Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agents and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Lenders may have.

          (e)     Retention  of Collateral.  The Administrative Agent may, after
                  ------------------------
providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, to the extent the Administrative Agent is in possession of any of the Collateral, retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

          (f)     Deficiency.  Subject  to applicable law, in the event that the
                  ----------
proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 2.7 of the Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured
Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     9.     Rights  of  the  Administrative  Agent.
            --------------------------------------

          (a)     Power  of  Attorney.  In  addition to other powers of attorney
                  -------------------
contained herein, each Obligor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

          (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine;

          (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

          (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

          (iv) to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

          (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

          (vi) to adjust and settle claims under any insurance policy relating thereto;

          (vii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

          (viii) to institute any foreclosure proceedings that the Administrative Agent may deem appropriate; and

          (ix) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

     This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Secured Obligations remain outstanding, any Credit Document or any Hedging Agreement is in effect or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

          (b)     Performance  by  the  Administrative Agent of Obligations.  If
                  ---------------------------------------------------------
any Obligor fails to perform any agreement or obligation contained herein, the Administrative Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Obligors on a joint and several basis pursuant to Section 11 hereof.

          (c)     Assignment  by  the  Administrative Agent.  The Administrative
                  -----------------------------------------
Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.

          (d)     The  Administrative  Agent's  Duty  of  Care.  Other  than the
                  --------------------------------------------
exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.

     10.     Application  of  Proceeds.  Upon  the  occurrence  and  during  the
             -------------------------
continuation  of  an  Event  of  Default, any payments in respect of the Secured
Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations as the Agent reasonably determines, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     11.     Costs  of  Counsel.  If  at  any  time  hereafter, whether upon the
             ------------------
occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent or the Lenders, all of which costs and expenses shall constitute Secured Obligations hereunder.

     12.     Continuing  Agreement.
             ---------------------

          (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding or any Credit Document or Hedging Agreement is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

          (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event
                                                      --------
payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

     13.     Amendments;  Waivers;  Modifications.  This  Security Agreement and
             ------------------------------------
the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.

     14.     Successors  in  Interest.  This  Security  Agreement shall create a
             ------------------------
continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that none of the Obligors may assign its
                     --------  -------
rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Administrative Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent, or such Lender, or its officers, employees or agents.

     15.     Notices.  All  notices required or permitted to be given under this
             -------
Security Agreement shall be in conformance with Section 9.2 of the Credit Agreement.

     16.     Counterparts.  This  Security  Agreement  may  be  executed  in any
             ------------
number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

     17.     Headings.  The  headings of the sections and subsections hereof are
             --------
provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

     18.     Governing  Law;  Submission  to  Jurisdiction;  Venue.
             -----------------------------------------------------

          (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Security Agreement, each Obligor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Obligor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 9.2 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Obligor in any other jurisdiction.

          (b) Each Obligor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     19.     Waiver  of  Jury Trial.  TO THE EXTENT PERMITTED BY APPLICABLE LAW,
             ----------------------
EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     20.     Severability.  If any provision of any of the Security Agreement is
             ------------
determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     21.     Entirety.  This  Security Agreement, the other Credit Documents and
             --------
the Hedging Agreements represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the Hedging Agreements or the transactions contemplated herein and therein.

     22.     Survival.  All  representations  and  warranties  of  the  Obligors
             --------
hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the Hedging Agreements, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

     23.     Other  Security.  To the extent that any of the Secured Obligations
             ---------------
are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any Hedging Agreement.

     24.     Joint  and  Several  Obligations  of  Obligors.
             ----------------------------------------------

          (a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

          (b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Credit Documents and the Hedging Agreements, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.

          (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy
Code).

     25.     Rights of Required Lenders.  All rights of the Administrative Agent
             --------------------------
hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.




                  [remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.


U.S.  BORROWERS:              RACING  CHAMPIONS,  INC.,
---------------
                              an  Illinois  corporation


                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name:Curtis  W.  Stoelting
                                   ---------------------
                              Title:Executive  Vice  President
                                    --------------------------



                              RACING  CHAMPIONS  SOUTH,  INC.,
                              a  North  Carolina  corporation


                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name:Curtis  W.  Stoelting
                                   ---------------------
                              Title:Executive  Vice  President
                                    --------------------------



U.K.  BORROWER:               RACING  CHAMPIONS  WORLDWIDE
--------------
                              LIMITED,
                              a  United  Kingdom  corporation


                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name:Curtis  W.  Stoelting
                                   ---------------------
                              Title:Director
                                    --------

GUARANTORS:                    RACING  CHAMPIONS  CORPORATION,
----------
                               a  Delaware  corporation
                              GREEN'S  RACING  SOUVENIRS,  INC.,
                               a  Virginia  corporation
                              RCNA  HOLDINGS,  INC.,
                               a  Delaware  corporation
                              THE  ERTL  COMPANY,  INC.,
                               a  Delaware  corporation
                              ERTL  DIRECT,  INC.,
                               a  Delaware  corporation

                              By:/s/  Curtis  W.  Stoelting
                                 --------------------------
                              Name:Curtis  W.  Stoelting
                                   ---------------------
                              Title:Executive  Vice  President
                                    --------------------------

AGENT:                         FIRST  UNION  NATIONAL  BANK,
------
                               as  Administrative  Agent  and  as  a  Lender


                              By:/s/  Kent  Davis
                                 ----------------
                              Name:Kent  Davis
                                   -----------
                              Title: